UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2004

International Steel Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4020 Kinross Lakes Parkway, Richfield, Ohio (Address of Principal Executive Offices)	44286-9000 (Zip Code)

Registrant’s telephone number, including area code:
(330) 659-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On October 25, 2004, in connection with the proposed transaction described below, Ispat International N.V. conducted an investor presentation to stockholders. The investor presentation materials prepared by Ispat are attached as Exhibit 99.1 and are incorporated herein by reference.

Item 8.01. Other Events.

     On October 25, 2004, International Steel Group Inc. announced that it entered into an agreement and plan of merger with Ispat International pursuant to which Ispat International and International Steel Group will merge. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

     Ispat International intends to file with the Securities and Exchange Commission a registration statement on Form F-4 that will include a proxy statement of International Steel Group and a prospectus of Ispat International and other relevant documents in connection with the proposed transaction. In addition, Ispat International will publish and make available to shareholders of Ispat International, and file with Euronext Amsterdam N.V., a prospectus. Investors and security holders are urged to carefully read the prospectus regarding the acquisition when it becomes available because it will contain important information and to exclusively base their investment decision on this prospectus once available. Investors and security holders of Ispat International and International Steel Group are urged to read the proxy statement and prospectuses and other relevant materials when they become available because they will contain important information about Mittal Steel Company and International Steel Group and the proposed transaction. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s website at www.sec.gov. Ispat International and International Steel Group and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the International Steel Group stockholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the proxy statement and prospectuses.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit No.	Description
99.1	Investor presentation, dated October 25, 2004.
99.2	Joint press release, dated October 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

INTERNATIONAL STEEL GROUP INC.
By:	/s/ Leonard M. Anthony
Leonard M. Anthony
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation, dated October 25, 2004.
99.2	Joint press release, dated October 25, 2004.